UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2026
Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)
(888) 229-3682
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On September 4, 2026, Azenta, Inc. (the “Company”) issued a press release announcing the repayment in full of the vendor loan described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.
As previously disclosed in the Company’s Current Report on Form 8-K filed on July 8, 2026, on July 1, 2026, in connection with the completion of the sale by Azenta Germany GmbH, a wholly owned subsidiary of the Company, of the entire issued share capital of B Medical Systems S.à r.l. (“B Medical”) to Thelema S.à r.l. (“Thelema”), Azenta Germany GmbH entered into a Vendor Loan Agreement with Thelema (the “Vendor Loan Agreement”), pursuant to which Azenta Germany GmbH provided a secured term loan to Thelema in an aggregate principal amount of USD 35,000,000. The loan bore interest at a rate of 6.0% per annum, matured three months following the funding date, permitted repayment prior to maturity without penalty, and was secured by a pledge over 100% of the equity interests of B Medical granted pursuant to a Share Pledge Agreement, dated July 1, 2026 (the “Share Pledge Agreement”). USD 35,000,000 of the USD 63,000,000 purchase price for B Medical was satisfied at closing through the vendor loan.

On September 3, 2026, Thelema repaid the vendor loan in full prior to maturity, together with all accrued interest, in the aggregate amount of USD 35,373,333, satisfying all amounts then outstanding under the Vendor Loan Agreement. As a result, all obligations of Thelema under the Vendor Loan Agreement have been satisfied and discharged, the Vendor Loan Agreement has terminated in accordance with its terms, and the pledge granted under the Share Pledge Agreement has been released. Following the repayment, the Company has received the entire USD 63,000,000 purchase price for B Medical in cash.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Dated September 4, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements
The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the Company's capital allocation strategy following completion of the sale of B Medical. These statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including the Company’s ability to execute on its strategic priorities and capital allocation plans, and the other factors described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made herein speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether because of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Ephraim Starr
Date: September 4, 2026	Ephraim Starr
Senior Vice President, General Counsel and Secretary